                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 16, 2006
                                                          ---------------

                               AMCOMP INCORPORATED
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             (Exact name of registrant as specified in its charter)

         Delaware                     000-51767                  65-0636842
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

 701 U.S. Highway One, North Palm Beach, Florida                        33408
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     (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (561) 840-7171
                                                           --------------

                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|  Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 16, 2006, AmCOMP  Incorporated,  a Delaware  corporation (the
"Company"),  issued a press release  announcing  its  financial  results for the fiscal quarter ended June 30, 2006 and other  financial  information.  A copy of the press  release is furnished  as Exhibit 99.1 to this Current  Report on Form
8-K.

ITEM 7.01.   REGULATION FD DISCLOSURE.

         On August 16, 2006, the Company  issued a press release  announcing its financial results for the fiscal quarter ended June 30, 2006 and other financial information  including  an update on an  investigation  by the  Company's  Audit
Committee Chairman.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Current Report,  including the exhibit attached hereto,  is being  furnished  and shall not be deemed  "filed"  for  purposes of
Section 18 of the  Securities  Exchange Act of 1934,  as amended (the  "Exchange
Act"), or otherwise subject to the liabilities of such section.  The information in this Current  Report,  including the exhibit,  shall not be  incorporated  by reference into any filing under the  Securities Act of 1933, as amended,  or the
Exchange Act,  regardless of any incorporation by reference language in any such filing.  This  Current  Report  will  not  be  deemed  an  admission  as to  the materiality  of any  information  in this Current  Report that is required to be disclosed solely by Regulation FD.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         Exhibit No.                Exhibits
         -----------                --------

         99.1                       Press Release dated August 16, 2006.

                                   SIGNATURES
                                   ----------

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMCOMP INCORPORATED

Dated: August 16, 2006               By: /s/ Fred R. Lowe
                                         ---------------------------------------
                                         Name:  Fred R. Lowe
                                         Title: Chairman of the Board, President
                                                and Chief Executive Officer